UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	November 19, 2025

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2025-4

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Issuing Entity: 333-284121-05

Central Index Key Number of Issuing Entity: 0002094373

SANTANDER DRIVE AUTO RECEIVABLES LLC

(Exact Name of Depositor as Specified in its Charter)

Commission File Number of Depositor: 333-284121

Central Index Key Number of Depositor: 0001383094

SANTANDER CONSUMER USA INC.

(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001540151

Delaware

(State or Other Jurisdiction of Incorporation of Registrant)

33-6996959

(Issuing Entity’s I.R.S. Employer Identification No.)

Santander Drive Auto Receivables LLC 1601 Elm Street, Suite 800 Dallas, Texas	75201
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(214) 292-1930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Santander Consumer USA Inc. (“SC”) and Santander Drive Auto Receivables LLC (“Santander Drive”) entered into a Purchase Agreement (the “Purchase Agreement”), dated as of November 19, 2025, (the “Closing Date”), pursuant to which SC transferred to Santander Drive certain motor vehicle retail installment sales contracts and installment loans relating to certain new and used automobiles, heavy-duty trucks, light-duty trucks, SUVs and vans (the “Receivables”) and related property. Santander Drive Auto Receivables Trust 2025-4 (the “Issuer”), a Delaware statutory trust, was established by a Trust Agreement, dated as of March 3, 2025, which was amended and restated by an Amended and Restated Trust Agreement, dated as of October 21, 2025, which was amended and restated by a Second Amended and Restated Trust Agreement, dated as of the Closing Date (the “Second Amended and Restated Trust Agreement”), by and between Santander Drive, and Citibank N.A., as owner trustee (the “Owner Trustee”), and Citicorp Trust Delaware, National Association, as Delaware trustee (the “Delaware Trustee”). On the Closing Date, the Issuer entered into a Sale Agreement, dated as of the Closing Date (the “Sale Agreement”), with Santander Drive, as seller, pursuant to which the Receivables and related property were transferred to the Issuer. On the Closing Date, the Issuer entered into a Servicing Agreement, dated as of the Closing Date (the “Servicing Agreement”), with SC, as administrator and sponsor, Santander Bank, N.A., as servicer (the “Servicer”), and Computershare Trust Company, National Association, as indenture trustee (the “Indenture Trustee”), pursuant to which the Servicer agreed to act as servicer for the Receivables. On the Closing Date, the Issuer, SC, as sponsor, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer, entered into an Asset Representations Review Agreement, dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables after satisfaction of certain conditions. Also, on the Closing Date, the Issuer entered into an Indenture, dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee. Pursuant to the Indenture, the Issuer caused the issuance of the following notes: the Class A-2 4.28% Auto Loan Asset Backed Notes, the Class A-3 4.17% Auto Loan Asset Backed Notes, the Class B 4.27% Auto Loan Asset Backed Notes, the Class C 4.52% Auto Loan Asset Backed Notes and the Class D 4.95% Auto Loan Asset Backed Notes (collectively, the “Publicly Registered Notes”) and the Class A-1 4.176% Auto Loan Asset Backed Notes and the Class E 6.93% Auto Loan Asset Backed Notes (collectively, the “Retained Notes” and together with the Publicly Registered Notes, the “Notes”). Also pursuant to the Indenture, the Issuer granted a security interest in the Receivables and other related property to secure the Notes. Also, on the Closing Date, the Issuer, SC, as administrator, and the Indenture Trustee entered into an Administration Agreement, dated as of the Closing Date (the “Administration Agreement”), relating to the provision by SC of certain administration services on behalf of the Issuer relating to the Notes. The Publicly Registered Notes were sold to Santander US Capital Markets LLC, BNP Paribas Securities Corp., Citigroup Global Markets Inc., Wells Fargo Securities, LLC, AmeriVet Securities, Inc. and Siebert Williams Shank & Co., LLC (together, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 12, 2025, by and among SC, Santander Drive and Santander US Capital Markets LLC, on behalf of itself and as representative of the Underwriters. The Publicly Registered Notes have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), under a Registration Statement on Form SF-3 (Commission File No. 333-284121).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Purchase Agreement, as Exhibit 10.2 is the Sale Agreement, as Exhibit 10.3 is the Servicing Agreement, as Exhibit 10.4 is the Administration Agreement, as Exhibit 10.5 is the Second Amended and Restated Trust Agreement and as Exhibit 10.6 is the Asset Representations Review Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Document Description
4.1	Indenture, dated as of November 19, 2025, between the Issuer and the Indenture Trustee.

10.1	Purchase Agreement, dated as of November 19, 2025, between SC and Santander Drive.

10.2	Sale Agreement, dated as of November 19, 2025, between the Issuer and Santander Drive.

10.3	Servicing Agreement, dated as of November 19, 2025, between the Issuer, SC, as administrator and sponsor, the Servicer and the Indenture Trustee.

10.4	Administration Agreement, dated as of November 19, 2025, between the Issuer, SC, as administrator, and the Indenture Trustee.

10.5	Second Amended and Restated Trust Agreement, dated as of November 19, 2025, between Santander Drive, the Owner Trustee, and the Delaware Trustee.

10.6	Asset Representations Review Agreement, dated as of November 19, 2025, between the Issuer, SC, as sponsor, the Servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2025	SANTANDER DRIVE AUTO RECEIVABLES LLC

	By:	/s/ Craig Shmoldas
	Name:	Craig Shmoldas
	Title:	Vice President